Statement of Additional Information dated March 30, 2006
As revised July 21, 2006

PIA SHORT-TERM GOVERNMENT SECURITIES FUND
PIA TOTAL RETURN BOND FUND
(together, the “PIA Funds”)

each a series of Advisors Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated March 30, 2006 (the “Prospectus”) of Advisors Series Trust (the “Trust”) relating to the PIA Funds. The “PIA Funds” are the PIA Short-Term Government Securities Fund (the “Short-Term Fund”) and the PIA Total Return Bond Fund (the “Total Return Fund”). Copies of the Prospectus may be obtained from the PIA Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

The Annual Report to shareholders for the PIA Funds for the fiscal year ended November 30, 2005 and the Semi-Annual financial statements, accompanying notes and reports of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-251-1970.

TABLE OF CONTENTS
Page
FUND HISTORY AND CLASSIFICATION	3
Illiquid Securities	3
Leverage	4
Lending Portfolio Securities	4
Hedging Instruments	5
Options on Securities	5
Debt Futures	6
Options on Debt Futures	8
Exclusion from Definition of Commodity Pool Operator	8
Special Risks of Hedging Strategies	8
Limitations on Options and Futures	8
Temporary Investments	9
U.S. Government Securities and Mortgage-Backed Securities	10
High Yield and Other Securities	14
When Issued and Delayed-Delivery Securities	16
Foreign Securities	17
Portfolio Turnover	20
Investment Restrictions	20
MANAGEMENT	22
Code of Ethics	28
Proxy Voting Policy	28
The Adviser	29
PORTFOLIO HOLDINGS INFORMATION	37
DISTRIBUTION AND SHAREHOLDER SERVICING PLAN	39
NET ASSET VALUE	40
SHAREHOLDER SERVICES	42
TAXES	44
General	44
Rule 17a-7 Transactions	45
Taxation of Hedging Instruments	45
Foreign Taxes	46
Back-up Withholding	47
GENERAL INFORMATION	47
APPENDIX A	51

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated March 30, 2006, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates to the Funds and not to any other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the PIA Funds. The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

This SAI provides information on the PIA Funds. The Total Return Fund is non-diversified. The Short-Term Fund is diversified. The predecessor PIA Short-Term Government Securities Fund and predecessor PIA Total Return Bond Fund (together, the “Predecessor Funds”) commenced operations on April 22, 1994 and September 1, 1998, respectively, as separate series of the PIA Mutual Fund, an open-end management investment company. PIA Mutual Fund was organized as a Massachusetts business trust on January 6, 1984. Between December 27, 1996 and March 27, 2003, the Trust was known as “Monterey Mutual Fund.” On December 23, 2004, the Predecessor Funds reorganized into the PIA Funds, each a series of the Trust. Before the reorganization the PIA Funds had no assets or liabilities.

Illiquid Securities

It is the position of the SEC (and an operating although not a fundamental policy of each PIA Fund) that open-end investment companies such as the PIA Funds should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so invested. The Short-Term Fund has limited its investments in illiquid securities to 10% of the value of its net assets. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The PIA Funds do not expect to own any investments for which market quotations are not available. However, illiquid securities do not include obligations which are payable at principal amount plus accrued interest within seven days after purchase. The Trust’s Board of Trustees (the “Board”) has delegated to the PIA Funds’ investment adviser, Pacific Income Advisers, Inc. (the “Adviser”), the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of a PIA Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Leverage

From time to time each PIA Fund may increase its ownership of securities by borrowing on a secured or unsecured basis at fixed and floating rates of interest and investing the borrowed funds. It is not anticipated that either of the PIA Funds will use its borrowing power to an extent greater than 25% of the value of its assets. Borrowings will be made only from banks and only to the extent that the value of the assets of the PIA Fund in question, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, after giving effect to the proposed borrowing. If the value of the assets of the PIA Fund in question so computed should fail to meet the 300% asset coverage requirement, the PIA Fund is required within three days to reduce its bank debt to the extent necessary to meet such 300% coverage. Since substantially all of the assets of the PIA Funds fluctuate in value, but borrowing obligations may be fixed, the net asset value per share of the PIA Funds will correspondingly tend to increase and decrease in value more than otherwise would be the case.

Lending Portfolio Securities

Each of the PIA Funds may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the “Guidelines”) and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the PIA Fund in question if the demand meets the terms of the letter of credit. Such terms and the issuing bank would have to be satisfactory to the PIA Fund in question. Any loan might be secured by any one or more of the three types of collateral.

The PIA Fund in question receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower. The PIA Funds may also pay reasonable finder’s, custodian and administrative fees but only to persons not affiliated with the Trust. A PIA Fund will not have the right to vote securities on loan, but the terms of the loan will permit the PIA Funds to terminate the loan and thus reacquire the loaned securities on three days notice.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. Each PIA Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments

Each of the PIA Funds may engage in hedging. Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in a PIA Fund’s portfolio (“short hedging”) or (ii) establish a position in the securities markets as a substitute for the purchase of individual securities (“long hedging”). A PIA Fund so authorized may engage in short hedging in an attempt to protect that PIA Fund’s value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when a PIA Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities. The various hedging instruments which the PIA Funds may use are discussed below.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities. When a PIA Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the PIA Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate its obligation on a call which it has written, the PIA Fund which wrote the call may purchase a call in a “closing purchase transaction.” A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the PIA Fund which wrote the call retains the premium received. All call options written by the PIA Funds must be “covered.” For a call to be “covered” (i) the PIA Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (ii) the PIA Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).

When a PIA Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The PIA Fund which bought the call benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and that PIA Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities. When a PIA Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits that PIA Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When the Short-Term Fund or the Total Return Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. All put options written by the PIA Funds must be “covered.” For a put to be “covered,” the PIA Fund must maintain cash or liquid securities equal to the option price.

Debt Futures

The Short-Term Fund and the Total Return Fund may invest in futures contracts on debt securities (“Debt Futures”) or options on Debt Futures.

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market - a futures exchange - that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. Each PIA Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract that it has entered into.

To liquidate a futures position before the contract expiration date, a buyer simply sells the contract, and the seller of the contract simply buys the contract, on the futures exchange. Stock Index Futures are settled at maturity, not by delivery of the stocks making up the index, but by cash settlement. However, the entire value of the contract does not change hands; only the gains and losses on the contract since the preceding day are credited and debited to the accounts of the buyers and sellers, just as on every other preceding trading day, and the positions are closed out.

One risk in employing Futures to attempt to protect against declines in the value of the securities held by a PIA Fund is the possibility that the prices of Futures will correlate imperfectly with the behavior of the market value of that PIA Fund’s securities. The ordinary spreads between prices in the cash and futures markets, due to differences in those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. The liquidity of the Futures being considered for purchase or sale by a PIA Fund will be a factor in their selection by the Adviser. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

It is possible that, where a PIA Fund has sold Futures in a short hedge, the market may advance but the value of the securities held by the PIA Fund in question may decline. If this occurred, that PIA Fund would lose money on the Future and also experience a decline in the value of its securities. Where Futures are purchased in a long hedge, it is possible that the market may decline; if the PIA Fund in question then decides not to invest in securities at that time because of concern as to possible further market decline or for other reasons, that PIA Fund will realize a loss on the Future that is not offset by a reduction in the price of any securities purchased.

Options on Debt Futures

Options on Futures are similar to options on securities, except that the related investment is not a security, but a Future. Thus, the buyer of a call option obtains the right to purchase a Future at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a Future at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying Future.

The risks of options on Futures are similar to those of options on securities and also include the risks inherent in the underlying Futures.

Exclusion from Definition of Commodity Pool Operator

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Trust is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which a PIA Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the securities and interest rate markets is inaccurate, the PIA Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) dependence on the Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Limitations on Options and Futures

Transactions in options by a PIA Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which a PIA Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to Futures. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Temporary Investments

Each PIA Fund may invest in cash and money market securities. The PIA Funds may do so to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include treasury bills, short-term investment-grade fixed-income securities, bankers’ acceptances, money market funds, commercial paper, commercial paper master notes and repurchase agreements.

The PIA Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization (NRSRO).

Each PIA Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time a PIA Fund purchases a security, that PIA Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the PIA Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The PIA Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the PIA Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans “collateralized” by the Resold Securities, such agreements being defined as “loans” in the Investment Company Act of 1940, as amended, (the “1940 Act”). The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the PIA Fund’s custodian or another bank either directly or through a securities depository.

The PIA Funds may invest in shares of other investment companies. The PIA Funds may invest in money market mutual funds in connection with its management of daily cash positions. The PIA Funds currently intend to limit their investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the PIA Funds, or their affiliated persons, as a whole. In addition to the advisory and operational fees a PIA Fund bears directly in connection with its own operation, the PIA Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

U.S. Government Securities and Mortgage-Backed Securities

As used in this SAI, the term “U.S. Government securities” means securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities (i.e., securities issued by the U.S. Government) that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Zero coupon Treasury securities consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons.

U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.

Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each PIA Fund investing in U.S. Government securities will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

Among the U.S. Government securities that each PIA Fund investing in U.S. Government securities may purchase are “mortgage-backed securities” of the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Association (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). These mortgage-backed securities include “pass-through” securities and “participation certificates;” both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an “issuer” which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are “passed through” to the holders of the interest in the pool. Thus, the monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments. Another type of mortgage-backed security is the “collateralized mortgage obligation” or “CMO,” which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States, but their yield is not guaranteed. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of these securities discussed in this paragraph could be adversely affected by actions of the U.S. Government to tighten the availability of its credit or to affect adversely the tax effects of owning them.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a PIA Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a PIA Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors’ housing needs, job transfer, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a PIA Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than the PIA Fund was earning on the mortgage-backed securities that were prepaid.

Certain mortgage loans underlying the mortgage-backed securities in which the PIA Funds may invest will be adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are two main categories of indexes which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a PIA Fund’s portfolio and therefore in the net asset value of the PIA Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indexes.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the Maximum Adjustment). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or accelerated amortization) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

The mortgage loans underlying other mortgage-backed securities in which the PIA Funds may invest will be fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to fully amortize principal by maturity although certain fixed rate mortgage loans provide for a large final “balloon” payment upon maturity.

CMOs are issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or other assets (“Mortgage Assets”) underlying the CMOs may cause some or all of the class of CMOs to be retired substantially earlier than their final distribution dates. Generally interest is paid or accrued on all classes of CMOs on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

Each PIA Fund may invest in stripped mortgage-backed U.S. Government securities (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a PIA Fund may fail to fully recover its initial investment in these securities. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of a PIA Fund’s limitation on investments in illiquid securities. Whether SMBS are liquid or illiquid will be determined in accordance with guidelines established by the Board. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Mortgage loans are subject to a variety of state and federal regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan “due on sale” clauses and state usury laws. Even though the PIA Funds will invest in mortgage-backed securities which are U.S. Government securities, these regulations may adversely affect a PIA Fund’s investments by delaying the PIA Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

High Yield and Other Securities

Each PIA Fund may invest in debt securities, including bonds and debentures (which are long-term) and notes (which may be short- or long-term). These debt securities may be rated investment grade by Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”). Securities rated BBB by Standard & Poor’s or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Short-Term Fund will not invest in securities that are not rated at least A by Standard & Poor’s or Moody’s. The Total Return Fund may also invest in securities that are rated below investment grade. Investments in high yield securities (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as “junk bonds.” Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The Total Return Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Total Return Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the securities comparative credit rating.

The Total Return Fund may invest in structured notes and indexed securities whose value depends upon, or is derived from the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. Structured or indexed securities may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent the Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

The Total Return Fund may also invest in convertible securities on preferred stocks. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares.

The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield securities and their markets, as well as on the ability of securities’ issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Total Return Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of the market prices of high yield securities and a Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by a PIA Fund including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the PIA Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the PIA Fund’s net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Total Return Fund to value accurately high yield securities or dispose of them. To the extent the Total Return Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Total Return Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, each Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the PIA Funds can meet redemption requests. To the extent that the Total Return Fund invests in high yield securities, the achievement of its investment objective may be more dependent on the Adviser’s credit analysis than would be the case for higher quality bonds. Each PIA Fund may retain a portfolio security whose rating has been changed.

When Issued and Delayed-Delivery Securities

To ensure the availability of suitable securities for their portfolios, each PIA Fund may purchase when-issued or delayed delivery securities. When-issued transactions arise when securities are purchased by a PIA Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the PIA Fund at the time of entering into the transaction. When-issued securities represent securities that have been authorized but not yet issued. Each PIA Fund may also purchase securities on a forward commitment or delayed delivery basis. In a forward commitment transaction, a PIA Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The PIA Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the PIA Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the PIA Funds would generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, they may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

Each PIA Fund may enter into mortgage “dollar rolls” in which a PIA Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the PIA Fund forgoes principal and interest paid on the mortgage-backed securities. The PIA Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The PIA Funds will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security.

Foreign Securities

The Total Return Fund may invest in securities of foreign issuers, provided that the Total Return Fund may not invest more than 20% of its total assets in securities of foreign issuers. There are risks in investing in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.

An investment may be affected by changes in currency rates and in exchange control regulations, and the Total Return Fund may incur transaction costs in exchanging currencies. For example, at times when the assets of a Fund are invested in securities denominated in foreign currencies, investors can expect that the value of such investments will tend to increase when the value of the U.S. dollar is decreasing against such currencies. Conversely, a tendency toward a decline in the value of such investments can be expected when the value of the U.S. dollar is increasing against such currencies.

Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of broker-dealers and issuers than in the United States. The costs associated with securities transactions are generally higher than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Most foreign securities owned by the Total Return Fund are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

The Total Return Fund may invest in securities of companies in countries with emerging economies or securities markets (“Emerging Markets”). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the investments of the Total Return Fund and the availability to the Total Return Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Total Return Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

To manage the currency risk accompanying investments in foreign securities and to facilities the purchase and sale of foreign securities, the Total Return Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

When a PIA Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security (transaction hedging). By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the PIA Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the portfolio securities of the Total Return Fund denominated in such foreign currency (position hedging). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A PIA Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the PIA Fund to deliver an amount of foreign currency in excess of the value of the PIA Fund’s securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporates the prospect into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a PIA Fund will be served.

At the maturity of a forward contract, a PIA Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If a PIA Fund retains the portfolio securities and engages in an offsetting transaction, the PIA Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a PIA Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the PIA Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the PIA Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the PIA Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, a PIA Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a PIA Fund’s securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, a PIA Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the PIA Fund’s securities exceeds the amount of foreign currency the PIA Fund is obligated to deliver. A PIA Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

Although the Total Return Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A PIA Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a PIA Fund at one rate, while offering a lesser rate of exchange should the PIA Fund desire to resell that currency to the dealer.

The Total Return Fund may own a bond denominated in U.S. dollars and purchase a currency futures contract to increase its exposure to different foreign currencies. It may also sell a currency futures contract on the U.S. dollar to increase its exposure to various foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the respective PIA Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect a particular PIA Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a PIA Fund’s foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value for the PIA Fund’s investments exactly over time.

Portfolio Turnover

The portfolio turnover of the PIA Funds may vary significantly from year to year, but as indicated in the Prospectus the PIA Funds’ annual portfolio turnover rate is expected to be more than 100%. High portfolio turnover (100% or more) would result in the PIA Funds incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs could reduce the PIA Funds’ total return. High portfolio turnover could also result in the payment by the PIA Funds’ shareholders of increased taxes on realized gains. The PIA Funds’ portfolio turnover rate for the fiscal years ended November 30, 2004 and 2005 was as follows:

Portfolio Turnover Rate

	2004	2005
PIA Short-Term Government Securities Fund	28%	47%
PIA Total Return Bond Fund	316%	287%

Investment Restrictions

The Trust has adopted the following restrictions applicable to the PIA Funds as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the 1940 Act, of the shares of the PIA Fund as to which the policy change is being sought. Under the 1940 Act, approval of the holders of a “majority” of a PIA Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

Each of the PIA Funds may not purchase any security, other U.S. Government securities, if as a result more than 5% of such PIA Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; provided; however, that 50% of the total assets of the Total Return Fund may be invested without regard to this restriction and 25% of the net assets of the Short-Term Fund may be invested without regard to this restriction.

No PIA Fund may:

1.         Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.         Borrow (for temporary or emergency purposes and not for the purpose of leveraging its investments) in an amount exceeding 33 1/3% of the value of its total assets, and, in the event that market conditions or other factors result in the Fund’s borrowed amounts exceeding 33 1/3% of its assets (including amounts borrowed), the Fund will reduce the amount of its borrowing to an extent and in such a manner required by the 1940 Act.

3.         Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

4.         Invest 25% or more of the value of its net assets in the securities of companies engaged in any one industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies).

5.         Issue senior securities, such as shares having priority over other shares as to the payment of dividends, or as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, currency contract or repurchase transactions.

6.         Purchase or sell real estate; however, a Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.

7.         Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

The PIA Funds observe the following policies, which are deemed non-fundamental and which may be changed without shareholder vote. The PIA Funds may not:

1.         Invest, in the aggregate, more than 15% of its net assets in securities that are illiquid.

2.         Purchase more than 3% of any other investment company’s voting securities or make any other investment in other investment companies except as permitted by the 1940 Act.

3.         Make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

Except with respect to borrowing and illiquid securities, if a percentage restriction described in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the PIA Funds to normally invest 80% of the value of its net assets in the particular type of investments suggested by the PIA Fund’s name. If the Board determines to change this non-fundamental policy for any PIA Fund, that PIA Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the PIA Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held
Independent Trustees
Walter E. Auch* (born 1921) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Management Consultant; Former Chairman, CEO of Chicago Board Options Exchange (CBOE) and former President of Paine Webber.	4	Director, Nicholas-Applegate Funds, Citigroup Funds, Pimco Advisors LLP, Senele Group and UBS Management.

Donald E. O’Connor* (born 1936) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Financial Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	4	Independent Director, The Forward Funds.

George T. Wofford III* (born 1939) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.	4	None.

James Clayburn LaForce* (born 1928) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.	4	Director, The Payden & Rygel Investment Group, The Metzler/Payden Investment Group, Arena Pharmaceuticals and Cancervax.

George J. Rebhan* (born 1934) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993.	4	Trustee, E*TRADE Funds.

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held

Interested Trustee of the Trust

Eric M. Banhazl** (born 1957) 2020 E. Financial Way Glendora, CA 91741	Trustee	Indefinite term since February 1997.	Senior Vice President, U.S. Bancorp Fund Services, LLC since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”).	4	None.

Officers of the Trust

Eric M. Banhazl (see above)	President (Interested Trustee - see above.)	Indefinite term since February 1997.	See Above.	4	See Above.

Robert M. Slotky (born 1947) 2020 E. Financial Way, Suite 100 Glendora, CA	Vice President, Chief Compliance Officer	Indefinite term since September 2004	Vice President, U.S. Bancorp Fund Services, LLC since July 2001, formerly Senior Vice President, ICA (May 1997 - July 2001).	N/A	N/A

Douglas G. Hess (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since March 1997.	N/A	N/A

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held

Rodney A. DeWalt, Esq. (born 1967) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite term since December 2003.	Senior Counsel, Fund Administration, U.S. Bancorp Fund Services, LLC since January 2003. Thrivent Financial for Lutherans from 2000 to 2003, Attorney Private Practice 1997 to 2000.	N/A	N/A

*	Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act.
**
Denotes Trustee who is an “interested person” of the Trust under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of U.S. Bancorp Fund Services, LLC, the administrator for the Funds.

***	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds and other series of the Trust managed by the Adviser.

Compensation

The independent trustees receive an annual trustee fee of $28,000 per year with no additional fee for special meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Short Term Fund[1]	Aggregate Compensation From the Total Return Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex[2] Paid to Trustees
Independent Trustees
Walter E. Auch, Trustee	$ 1,151	$ 1,009	None	None	$ 3,596
Donald E. O’Connor, Trustee	$ 1,205	$ 1,055	None	None	$ 3,826
George T. Wofford III, Trustee	$ 1,031	$ 903	None	None	$ 3,251
James Clayburn LaForce, Trustee	$ 1,038	$ 909	None	None	$ 3,251
George J. Rebhan, Trustee	$ 1,199	$ 1,050	None	None	$ 3,805

[1]	For the fiscal year ended November 30, 2005.
[2]	There are currently numerous portfolios comprising the Trust. For the fiscal year ended November 30, 2005, trustees’ fees and expenses in the amount of $120,814 were allocated to the Trust.

Board Committees

The Trust has four standing committees: the Audit Committee, the Nominating Committee, the Qualified Legal Compliance Committee (the “QLCC”) and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a PIA Fund’s financial statements and to ensure the integrity of the PIA Fund’s pricing and financial reporting. The Audit Committee has met one time with respect to the PIA Funds.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee has not met with respect to the PIA Funds. The Independent Trustees comprise the Nominating Committee.

Nominating Committee will consider nominees recommended by shareholders. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. The QLCC has not met with respect to the PIA Funds.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the Administrator’s staff who is knowledgeable about the PIA Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees. The Valuation Committee meets as needed. The Valuation Committee has met two times with respect to the PIA Funds.

Fund Shares Beneficially Owned by Trustees. As of December 31, 2005, no Trustee, including the Independent Trustees, beneficially owned shares of the PIA Funds.

Name of Trustee	Dollar Range of Equity Securities in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustees in Family of Investment Companies
Walter E. Auch, Independent Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None
Donald E. O’Connor, Independent Trustee	None	None
George T. Wofford III, Independent Trustee	None	None
James Clayburn LaForce, Independent Trustee	None	None
George J. Rebhan, Independent Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the PIA Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of March 1, 2006, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Short-Term Fund
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
UFCW Arizona Health & Welfare Trust Southwest Service Administrators, Inc. 2400 West Dunlap Avenue, Suite 250 Phoenix, AZ 85021	1,617,288.380	32.80%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	1,442,323.178	29.25%
Laborer’s International Union of North America AFL-CIO Local Union 270 509 Emory Street San Jose, CA 95110	590,296.846	11.97%
Michael Cox & Bernie Fleischer Multi Union Security Trust Fund 1000 N. Central Avenue, Suite 400 Glendale, CA 91202	330,407.549	6.70%

    Short-Term Fund
Name and Address of Beneficial Owner	Number of Shares	Percent of Class

Union Bank Tr. So CA Plastering Pacific, Inc. P.O. Box 85484 San Diego, CA 92186	275,360.332	5.58%

Total Return Fund
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	633,420.629	70.65%

Oppenheimer & Co., Inc. 125 Broad Street New York, NY 10004	244,726.436	27.30%

All trustees and officers of the Trust as a group beneficially owned no shares of the PIA Funds as of December 31, 2005.

Code of Ethics

The Trust and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the PIA Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a PIA Fund or is being purchased or sold by a PIA Fund.

Proxy Voting Policy

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the PIA Funds and their shareholders. The Proxy Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of a PIA Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Conflict of Interest. Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the Proxy Policies or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account.

Proxy Voting Records. The Trust is required to disclose annually the PIA Funds’ complete proxy voting records on Form N-PX. Form N-PX is available upon request. The Form N-PX of the PIA Funds is also available on the SEC’s website at http://www.sec.gov.

The Adviser

Pacific Income Advisers, Inc. is the investment adviser to the Short-Term Fund and the Total Return Fund. Joseph Lloyd McAdams, Jr. and Heather U. Baines own the majority of the outstanding stock of the Adviser. Prior to December 31, 1996, Monitrend Investment Management, Inc. was investment adviser to the Predecessor Short-term Government Fund. Subject to such policies as the Board may determine, the Adviser is ultimately responsible for investment decisions for the PIA Funds. Pursuant to the terms of the Advisory Agreement, the Adviser provides each PIA Fund with such investment advice and supervision as it deems necessary for the proper supervision of each PIA Fund’s investments.

After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the relevant PIA Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the PIA Funds on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the PIA Funds’ shareholders or by a vote of a majority of the Board, or by the Adviser on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the PIA Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In approving the Advisory Agreement on behalf of the PIA Funds at a meeting of the Board on September 9, 2004, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services to be provided by the Adviser to the PIA Funds; (b) the appropriateness of the fees paid to be by the PIA Funds to the Adviser; (c) the level of PIA Funds’ expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Adviser; and (e) the nature of the Predecessor Funds’ investments. Among other items, the Board also reviewed and considered: (1) a report on the PIA Funds’ advisory fee structure; (2) a report comparing: (i) the management fee for the PIA Funds to that of comparable funds, and (ii) the estimated expenses for the PIA Funds to those of its peer group; (3) a report comparing the PIA Funds’ fees to Lipper averages and (4) a summary of the PIA Funds’ critical policies, including code of ethics. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the PIA Funds and the proposed expenses of the PIA Funds were reasonable and generally consistent in relation to the relevant peer groups and that the Adviser’s brokerage practices were reasonably efficient. The Board also noted that (a) the Adviser’s staff provided quality investment service to the other similar funds; (b) the Adviser would provide the PIA Funds with a reasonable potential for profitability and (c) that the nature of the Adviser’s investments was acceptable. The Board recognizes that most shareholders have invested in the PIA Funds on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the PIA Funds.

Based on their review, the Board concluded that the Adviser had the capabilities, resources and personnel necessary to manage the PIA Funds. The Board also concluded that based on the services to be provided by the Adviser to the PIA Funds and the estimated expenses to be incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable for the PIA Funds.

Under the Advisory Agreements applicable to the PIA Funds, the Adviser is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the applicable PIA Fund’s average daily net assets. The applicable fee rates are as follows:

Fund	Fee Rate	Average Daily Net Assets
Short-Term Fund	0.20%	All asset levels
Total Return Fund	0.30%	All asset levels

The Adviser will reimburse each PIA Fund for an indefinite period to the extent necessary to permit the PIA Funds to maintain the voluntary expense limitations set forth below. Expense reimbursement obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of the applicable PIA Fund’s average daily net assets. The applicable voluntary expense limitations are as follows:

Fund	Expense Limitation
Short-Term Fund	0.35%
Total Return Fund	0.50%

As a result of expense limitations, all (except where indicated) investment advisory fees otherwise payable by the PIA Funds were waived and the following reimbursements were made to the PIA Funds:

Fund	Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers

Short-Term Fund	2005 2004 2003	$99,072 $109,165 $150,351	$157,341 $109,165 $150,351	$0 $0 $0	$58,269 $59,154 $28,060

Total Return Fund	2005 2004 2003	$ 47,958 $ 86,406 $139,812	$125,061 $ 86,406 $131,855	$0 $0 $7,957	$77,103 $63,226 $0

Each PIA Fund’s Advisory Agreement provides that the Adviser shall not be liable to the PIA Fund in question for any error of judgment by the Adviser or for any loss sustained by that PIA Fund except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
PORTFOLIO MANAGERS

Ms. Bistra Pashamova is the portfolio manager of the Short-Term Fund. The portfolio manager is responsible for the day-to-day management of the Fund. The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within various categories as of November 30, 2005.

			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investments	1	$88 million	0	$0.00
Other Accounts	27	$330 million	1	$41 million

Material Conflict of Interest. It is anticipated that there would be no material conflicts of interest; however, where conflicts of interest arise between the Short Term Fund and other accounts managed by the portfolio manager, the portfolio manager will proceed in a manner that ensures that the Short Term Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by each portfolio management team. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation. The portfolio manager’s compensation is made up of salary and bonus. The portfolio manager’s bonus is not based on the value of assets in the Short Term Fund’s portfolio.

Securities Owned in the Fund by Portfolio Manager. As of December 31, 2005, the portfolio manager owned the following securities in the Fund:

Name of Portfolio Manager	Dollar Range of Securities in the Fund Managed (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)
Bistra Pashamova	None

Mr. H. Mitchell Harper and Mr. Lloyd McAdams serve as the portfolio managers for the Total Return Fund. The portfolio managers are responsible for the day-to-day management of the Total Return Fund. The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within various categories as of November 30, 2005.

H. Mitchell Harper

			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Registered Investment Companies	1	$82 million	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

Lloyd McAdams

			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Registered Investment Companies	1	$82 million	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

Material Conflict of Interest. No material strategy conflicts currently exist. When the same securities are being bought or sold on the same day by a portfolio manager, the portfolio manager allocates the transaction on a pro rata basis as long as it is in the best interest of the clients. Where conflicts of interest arise between the Total Return Fund and other accounts managed by the portfolio manager, the portfolio manager will proceed in a manner that ensures that the Total Return Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by each portfolio management team. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation. The portfolio managers’ total compensation includes a base salary, bonus, performance bonus, employee benefits and a 401(k) plan with matching contributions. The year-end bonus represents a subjective calculation of an individual’s contribution to the portfolio management group’s success. The portfolio managers’ bonus is not based on the value of assets in the Total Return Fund’s portfolio.

Securities Owned in the Fund by Portfolio Managers. As of December 31, 2005, the portfolio manager owned the following securities in the Total Return Fund:

Name of Portfolio Manager	Dollar Range of Securities in the Fund Managed (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
H. Mitchell Harper	None
Lloyd McAdams	Over $1,000,000

ADMINISTRATOR

Pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, acts as administrator for the PIA Funds. The Administrator provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the PIA Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the PIA Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the PIA Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the PIA Funds, the determination of investment policy, or for any matter pertaining to the distribution of PIA Funds shares.

During the fiscal year ended November 30, 2005, the PIA Funds paid USBFS, the PIA Funds’ administrator, the following fee:

Fund	2005
Short-Term Fund	$31,499
Total Return Fund	$26,499

During the fiscal years ended November 30, 2003 and 2004, the Predecessor Funds paid UMB Fund Services, Inc., the Predecessor Funds’ administrator, the following fee for administration and fund accounting services:

Fund	2004	2003
Short-Term Government Fund	$67,401	$78,846
Total Return Bond Fund	$63,651	$60,606

THE DISTRIBUTOR

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, an affiliate of the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), pursuant to which the Distributor acts as the PIA Funds’ distributor, provides certain administration services and promotes and arranges for the sale of the PIA Funds’ shares. The offering of the PIA Funds’ shares is continuous.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the PIA Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the PIA Funds on 60 days’ written notice when authorized either by a majority vote of the PIA Funds’ shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

SERVICE PROVIDERS

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (“USBFS” or the “Administrator”), provides administrative services to the PIA Funds pursuant to an Administration Agreement. USBFS also serves as fund accountant, transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements.

U.S. Bank, National Association, located at 425 Walnut Street, Cincinnati, Ohio, 45202, acts as custodian (“Custodian”) of the securities and other assets of the PIA Funds. USBFS also acts as the PIA Funds’ transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the PIA Funds. The Administrator and Custodian are affiliated entities under the common control of U.S. Bancorp.

Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103 is the independent registered public accounting firm for the PIA Funds whose services include auditing the PIA Funds’ financial statements and the performance of related tax services.

Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th floor, San Francisco, California, 94105, is counsel to the PIA Funds and provides counsel on legal matters relating to the PIA Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the PIA Funds and which broker-dealers are eligible to execute the PIA Funds’ portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the PIA Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the PIA Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research, as it is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by them under their Agreement with the PIA Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the PIA Funds subject to procedures adopted by the Trust and rules adopted by the National Association of Securities Dealers (the “NASD”) and SEC. The Adviser is also a registered broker-dealer and may place portfolio transactions for the PIA Funds with its own registered representatives.

While it is the PIA Funds’ general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the PIA Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the PIA Funds or to the Adviser, even if the specific services are not directly useful to the PIA Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the PIA Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the PIA Funds. Additionally, the Adviser may direct transactions to a broker-dealer with which it has an affiliation.

Investment decisions for the PIA Funds are made independently from those of other client accounts that may be managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the PIA Funds and one or more of such client accounts. In such event, the position of the PIA Funds and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the PIA Funds at the same time, the PIA Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the PIA Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the PIA Funds are purchasing or selling, each day’s transactions in such security will be allocated between the PIA Funds and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the PIA Funds are concerned. In other cases, however, it is believed that the ability of the PIA Funds to participate in volume transactions may produce better executions for the PIA Funds.

The PIA Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the PIA Funds. However, as stated above, broker-dealers who execute brokerage transactions may effect purchases of shares of the PIA Funds for their customers.

During the fiscal year ended November 30, 2005, the Short-Term Fund paid brokerage commissions in the amount of $1,513 with total dollar transactions of $259,880,940. This represents overnight discount agency notes.

During the fiscal years ended November 30, 2003 through 2005, the Total Return Fund paid brokerage commissions as follows:

Total Return Fund
	2003	2004	2005
Commissions Paid to Distributor	$0	$0	$0
Total Commissions Paid	$406	$53	$552
% Paid to Distributor	N/A	N/A	N/A
Total Dollar Amount of Transactions on which Commissions Were Paid to Distributor	$0	$0	$0
Total Dollar Amount of Transactions on Which Commissions Were Paid	$194,490	$15,322	$89,312,311*
% of Transactions Involving Commission Payments to Distributor	N/A	N/A	N/A
* Represents overnight discount agency notes.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional ideas and information assisting the PIA Funds in the valuation of their investments.

PORTFOLIO HOLDINGS INFORMATION

The Adviser and the PIA Funds maintain portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the PIA Funds. These Disclosure Policies have been approved by the Board. Disclosure of the PIA Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. A complete listing of the PIA Funds’ portfolio holdings is available at the end of each month with a five to ten day lag time on the PIA Funds’ website at www.piamutualfunds.com.

Pursuant to the PIA Funds’ Disclosure Policies, information about the PIA Funds’ portfolio holdings is not distributed to any person unless:

•	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

•
The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

•
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to USBFS and the Board, attorneys, auditors or accountants;

•	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or

•	The disclosure is made with the prior written approval of either the Trust’s CCO or his or her designee.

Certain of the persons listed above receive information about the PIA Funds’ portfolio holdings on an ongoing basis. The PIA Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the PIA Funds’ shareholders. These persons include:

•	A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

•
Rating and/or ranking organizations, specifically: Lipper; Morningstar; S&P; Bloomberg; Vickers-Stock Research Corporation; Wilshire & Associates, Inc.; Thomson Financial; Citigate Financial Intelligence; and Interactive Data Corporation, all of which currently receive such information between the fifth and tenth business day of the month following the end of a calendar quarter; and

•
Internal parties involved in the investment process, administration, operation or custody of the PIA Funds, specifically: USBFS; the Board; and the Trust’s attorneys and accountants (currently, Tait, Weller & Baker LLP), all of which typically receive such information after it is generated.

Any disclosures to additional parties not described above are made with the approval of either the Trust’s CCO or his or her designee, pursuant to the PIA Funds’ Policies.

The Board exercises continuing oversight of the disclosure of the PIA Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the PIA Funds and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to these Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice in their sole discretion.

Neither the Adviser nor the PIA Funds may receive compensation in connection with the disclosure of information about Fund portfolio securities. In the event of a conflict between the interests of the PIA Funds and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the PIA Funds, and shall report such determination to the Adviser’s Board of Directors and to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the PIA Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the PIA Funds, are required to maintain the confidentiality of the information disclosed: Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, counsel to the Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the PIA Funds’ website may only be provided to additional third parties, in accordance with the Disclosure Policies, when the PIA Funds have a legitimate business purpose and the third party recipient is subject to a confidentiality agreement.

In no event shall the Adviser, its affiliates or employees, or the PIA Funds receive any direct or indirect compensation in connection with the disclosure of information about the PIA Funds’ portfolio holdings.

There can be no assurance that the Disclosure Policies and these procedures will protect the PIA Funds from potential misuse of that information by individuals or entities to which it is disclosed.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

The PIA Funds have adopted a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 (the “Plan”) under the 1940 Act. The Plan provides that the PIA Funds will compensate the Adviser as Distribution Coordinator at an annual rate of up to 0.10% of the average daily net assets of the Short-Term Fund and Total Return Fund which may be paid for a distribution fee and for certain shareholder services to shareholders of the PIA Funds. The PIA Funds’ Board has determined that there is a reasonable likelihood that the Plan will benefit the PIA Funds and its shareholders. None of the Officers or Trustees of the Trust have any direct or indirect financial interest in the Plan.

Payments made under the PIA Funds’ 12b-1 Plan by the Short-Term Fund and the Total Return Fund during the fiscal year ended November 30, 2005 were as set forth below:

Short-Term Fund	2005
Advertising	$0
Printing and mailing of Prospectuses to new shareholders	$1,089
Compensation to the Distributor	$0
Compensation to Dealers/Sales Personnel	$53,461
Other Finance Charges	$0
Other Fees/Reimbursement to Distributor for permitted expenses	$0
TOTAL	$54,550

Total Return Fund	2005
Advertising	$0
Printing and mailing of Prospectuses to new shareholders	$351
Compensation to the Distributor	$0
Compensation to Dealers/Sales Personnel	$18,077
Other Finance Charges	$0
Other Fees/Reimbursement to Distributor for permitted expenses	$0
TOTAL	$18,428

The Plan, unless terminated as hereinafter provided, shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a PIA Fund at any time by a vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the PIA Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be and have been approved in the manner set forth under (i) above.

NET ASSET VALUE

The net asset value of each of the PIA Funds will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the NYSE is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The net asset value per share is computed by dividing the value of the securities held by the PIA Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the PIA Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

An example of how the PIA Funds calculated the net asset value per share as of November 30, 2005 is as follows:

Short Term Fund
$ 49,887,877	=	$9.96
5,008,604

Total Return Fund
$15,666,423	=	$18.32
855,222

In determining the net asset value of a PIA Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price as of the close of trading, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. NASDAQ National Market® and SmallCap® securities are valued at the NASDAQ Official Closing Price (“NOCP”). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities held by a PIA Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges and Futures and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of such commodities exchanges.

When a PIA Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is “marked-to-market” to reflect the current market value of the call or put. If a call a PIA Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put a PIA Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call a PIA Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put a PIA Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by a PIA Fund expires, it has a gain in the amount of the premium; if that PIA Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

The PIA Funds price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, they may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the PIA Funds do not have either of these alternatives available to them or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the NYSE. For purposes of computing net asset value, the PIA Funds use the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE, which events will not be reflected in the computation of a PIA Fund’s net asset value. It is currently the policy of the PIA Funds that events affecting the valuation of PIA Fund securities occurring between such times and the close of the NYSE, if material, may be reflected in such net asset value.

Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when the NYSE is not open and a PIA Fund’s net asset value is not calculated. When determining net asset value, the PIA Funds value foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the PIA Funds that events affecting the valuation of PIA Fund securities occurring between the time its net asset value is determined and the close of the NYSE, if material, may be reflected in such net asset value.

Each PIA Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or that the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the PIA Fund not reasonably practicable.

SHAREHOLDER SERVICES

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available for shareholders having shares of a PIA Fund with a minimum value of $10,000, based upon the net asset value with respect to the PIA Funds. The Systematic Withdrawal Plan provides for monthly or quarterly redemptions in any amount not less than $100 (which amount is not necessarily recommended).

The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and, while no fee is currently charged, the PIA Funds reserve the right to initiate a fee of up to $5 per withdrawal, upon 30 days’ written notice to the shareholder.

Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. The shareholder may purchase additional shares when participating in the Systematic Withdrawal Plan.

Pre-authorized Investment. A shareholder who wishes to make additional investments in a PIA Fund on a regular basis may do so by authorizing the Transfer Agent to deduct a fixed amount each month from the shareholder’s checking account at his or her bank. This amount will automatically be invested in that PIA Fund on the same day that the preauthorized debit is issued. The shareholder will receive a confirmation from the PIA Fund, and the bank account statement will show the amount charged. The form necessary to begin this service is available from the Transfer Agent.

Tax Sheltered Retirement Plans. Through the Distributor, retirement plans are either available or expected to be available for use by the self-employed (Keogh Plans), Individual Retirement Accounts (including SEP-IRAs) and “tax-sheltered accounts” under Section 403(b)(7) of the Code. Adoption of such plans should be on advice of legal counsel or tax advisers.

For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (OFAC), and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

TAXES

General

The PIA Funds intend to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the PIA Funds.

If a PIA Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that PIA Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in a PIA Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on that PIA Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from that PIA Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that PIA Fund.

Dividends from a PIA Fund’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at a lower rate applicable to qualified dividend income), while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a PIA Fund’s net investment income, subject to proportionate reductions if the aggregate dividends received by the PIA Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the PIA Fund. Since all or substantially all of the income of the Short-Term Fund and the Total Return Fund is derived from interest payments to it, none of the dividends of these PIA Funds will qualify for the deduction.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a PIA Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a PIA Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

At November 30, 2005, the Short-Term Fund had accumulated capital loss carryforwards of $1,035,299, of which $525,317 expire in the year 2011, $326,612 expire in the year 2012 and $183,370 expire in the year 2013.

At November 30, 2005, the Total Return Fund had accumulated capital loss carryforwards of $1,750,804 which expires in year 2012.

Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder’s holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Rule 17a-7 Transactions

The Trust has adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which each of the PIA Funds may effect a purchase and sale transaction with an affiliated person of the PIA Funds (or an affiliated person of such an affiliated person) in which a PIA Fund issues its shares in exchange for securities which are permitted investments for the PIA Funds. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the PIA Funds acquire unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Taxation of Hedging Instruments

If a call option written by a PIA Fund expires, the amount of the premium received by the PIA Fund for the option will be short-term capital gain. If a PIA Fund enters into a closing transaction with respect to the option, any gain or loss realized by a PIA Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder’s right under the option, any gain or loss realized by the PIA Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the PIA Fund depending on the PIA Fund’s holding period for the underlying security or futures contract, and the amount of the premium received will be added to the proceeds of sale for purposes of determining the amount of the capital gain or loss.

With respect to call options purchased by a PIA Fund, the PIA Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the PIA Fund’s holding period for the call option. If such a call option is exercised, the amount paid by a PIA Fund for the option will be added to the basis of the security or futures contract so acquired.

Gains and losses resulting from the expiration, exercise or closing of futures contracts will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter “blended gain or loss”) for determining the character of distributions. In addition, futures contracts held by a PIA Fund on the last day of a fiscal year will be treated as sold for market value (“marked to market”) on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the futures contract will be increased or decreased to take into consideration the prior marked to market gains and losses.

Each PIA Fund may acquire put options. Under the Code, put options on securities are taxed similar to short sales. If a PIA Fund owns the underlying security or acquires the underlying security before closing the option position, the option positions may be subject to certain modified short sale rules. If a PIA Fund exercises or allows a put option to expire, the PIA Fund will be considered to have closed a short sale. A PIA Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the security used to exercise that put option. If a PIA Fund sells the put option without exercising it, its holding period will be the holding period of the option.

Foreign Taxes

The Total Return Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on the Total Return Fund’s investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Total Return Fund’s total assets at the close of any taxable year consist of securities of foreign corporations, the Total Return Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Total Return Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the Total Return Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Total Return Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income.

If the pass through election described above is made, the source of the Total Return Fund’s income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source “passive income.” For this purpose, foreign “passive income” includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Total Return Fund.

The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Total Return Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income, and distributions by the Total Return Fund will be treated as U.S. source income.

Each shareholder will be notified within 60 days after the close of the Total Return Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Total Return Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder’s portion of the foreign taxes paid; and (ii) the portion of the Total Return Fund’s dividends and distributions that represent income derived from foreign sources.

Back-up Withholding

Federal law requires the PIA Funds to withhold 28% of a shareholder’s reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

GENERAL INFORMATION

The Trust’s Declaration of Trust (the “Declaration of Trust”) permits the Board to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the PIA Funds. Each share represents an interest in the PIA Funds proportionately equal to the interest of each other share. Upon the PIA Funds’ liquidation, all shareholders would share pro rata in the net assets of the PIA Funds available for distribution to shareholders.

With respect to the PIA Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the PIA Funds each have only one class of shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

CALCULATION OF PERFORMANCE DATA

The PIA Funds will calculate their performance in accordance with the following formulas:

Yield

The yield calculation reflected in the Prospectus is based on a hypothetical account having a balance of exactly one share of a PIA Fund at the beginning of the seven-day period. The base period return is the net change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. Yield will vary as interest rates and other conditions change. Yields also depend on the quality, length of maturity and type of instruments held and operating expenses of the PIA Fund.

Effective yield is computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Effective yield = [(base period return + 1) 365/7] - l

The tax equivalent yield of a PIA Fund is computed by dividing that portion of the yield of the PIA Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the PIA Fund that is not tax-exempt.

The PIA Funds’ quotations of average annual total return (after taxes on distributions) and average annual total return (after taxes on distributions and redemptions) are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Average Annual Total Return

Average annual total return quotations used in the PIA Funds’ Prospectus are calculated according to the following formula:

P(1 + T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the Prospectus will be based on rolling calendar quarters. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions):

The PIA Funds’ quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of PIA Fund expenses by the Adviser.

Average Annual Total Return (after Taxes on Distributions and Redemptions):

The PIA Funds’ quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of PIA Fund expenses by the Adviser.

FINANCIAL STATEMENTS

The annual report to shareholders for the PIA Funds for the fiscal year ended November 30, 2005 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS
Each PIA Fund may invest in securities rated by Standard & Poor’s Corporation (Standard & Poor’s), Moody’s Investors Service, Inc. (“Moody’s”), Duff & Phelps Credit Rating Co. (“Duff & Phelps”) or IBAC. A brief description of the rating symbols and their meanings follows:

Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed “A-1”.

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Moody’s Short-Term Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on PIA Funds employed.

-	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR’S RATINGS FOR BONDS
AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A
Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC. CC, C
Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB
Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” or “BBB”- rating.

B
- Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB”- rating.

CCC
Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B”- rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” or “CCC-” rating.

C
The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CC” or “CC”- debt rating. The “C” rating may be used to cover a situation where bankruptcy petition has been filed, but debt service payments are continued.

STANDARD & POOR’S CHARACTERISTICS OF SOVEREIGN DEBT OF FOREIGN COUNTRIES

AAA
Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.
Prosperous and resilient economies, high per capital incomes.
Low fiscal deficits and government debt, low inflation
Low external debt.

AA
Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.
Tightly integrated into global trade and financial system.
Differ from AAAs only to a small degree because:
- Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)
- More variable fiscal deficits, government debt and inflation.
- Moderate to high external debt.

A
Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change.
Established trend of integration into global trade and financial system.
Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks).
Usually rapid growth in output and per capita incomes.
Manageable through variable fiscal deficits, government debt and inflation.
Usually low but variable debt.

BBB
Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change.
Integration into global trade and financial system growing but untested.
Economies less prosperous and often more vulnerable to adverse external influences.
Variable to high fiscal deficits, government debt and inflation.
High and variable external debt.

BB
Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change.
Integration into global trade and financial system growing but untested.
Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences.
Variable to high fiscal deficits, government debt and inflation.
Very high and variable debt, often graduates of Brady Plan but track record not well established.

MOODY’S RATINGS FOR BONDS
Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DUFF & PHELPS RATINGS FOR BONDS AND FOR SOVEREIGN,
SUPRANATIONAL AND SOVEREIGN RELATED ISSUERS
AAA	Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA	High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A	Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB	Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB
Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

SOVEREIGN, SUPRANATIONAL AND SOVEREIGN RELATED ISSUERS
AAA
Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially

AA
Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A
Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB
Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB
Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

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In the case of sovereign, supranational and sovereign related issuers, the PIA Funds use the rating service’s foreign currency or domestic (local) currency rating depending upon how a security in a PIA Fund’s portfolio is denominated. In the case where a PIA Fund holds a security denominated in a domestic (local) currency and the rating service does not provide a domestic (local) currency rating for the issuer, a PIA Fund will use the foreign currency rating for the issuer; in the case where a PIA Fund holds a security denominated in a foreign currency and the rating service does not provide a foreign currency rating for the issuer, a PIA Fund will treat the security as being unrated.